Property, plant and equipment	6 Months Ended
Jun. 30, 2025
Property, plant and equipment [Abstract]
Property, plant and equipment
Note 5: Property, plant and equipment

	Right-of-use Assets – Vessels USD’000	Vessels USD’000	Dry docking and scrubbers USD’000	Others USD’000	Total USD’000
At 30 June 2025
Cost	239,632	3,517,544	201,523	1,646	3,960,345
Accumulated depreciation and impairment charge	(216,058)	(1,057,903)	(92,459)	(991)	1,367,410
Net book value	23,574	2,459,641	109,064	655	2,592,934

	Right-of-use Assets – Vessels USD’000	Vessels USD’000	Dry docking and scrubbers USD’000	Others USD’000	Total USD’000
At 31 December 2024
Cost	221,713	3,510,379	156,844	1,578	3,890,514
Accumulated depreciation and impairment charge	(203,052)	(989,156)	(89,899)	(845)	(1,282,952)
Net book value	18,661	2,521,223	66,945	733	2,607,562

a.
The Group organises the commercial management of its fleet of vessels into ten (2024: ten) individual commercial pools: LR1, Panamax, LR2, MR, Handy, Chemical-MR, Chemical-Handy and Small, Intermediate and City (“Specialized”) (2024: LR1, Panamax, LR2, MR, Handy, Chemical-MR, Chemical-Handy and Small, Intermediate and City (“Specialized”)). Each individual commercial pool constitutes a separate cash-generating unit (“CGU”). For vessels outside commercial pools and deployed on a time-charter basis, each of these vessels constitutes a separate CGU. Any time-chartered in vessels which are recognised as right of use (“ROU”) assets by the Group and subsequently deployed in the commercial pools are included as part of the pool CGUs.

The Group evaluates whether there are indications that any vessel as at the reporting date is impaired. If any such indicators of impairment exist, the Group performs impairment testing in accordance with its accounting policy. The estimation of the recoverable amount of vessels is based on the higher of fair value less costs to sell and value in use. The fair value of vessels is determined by professional brokers while the value in use is based on future discounted cash flows that the CGU is expected to generate over its remaining useful life.

Based on this assessment, the Group concluded that there are no impairment losses to be recognised for the 6 months ended 30 June 2025 (6 months ended 30 June 2024: USD Nil).

[1] Revenue from voyage charters also includes revenue from vessels on short -term time charters (less than six months).

b.	The Group has mortgaged vessels with a total carrying amount of USD 1,782.0 million as at 30 June 2025 (31 December 2024: USD 2,332.6 million) as security over the Group’s bank borrowings.

c.	There were additions of USD 17.9 million to right-of-use assets – vessels – as at 30 June 2025 (6 months ended 30 June 2024: USD 10.8 million).

d.	As at 30 June 2025, the Group has time chartered-in six MRs and two LR1s with purchase options. These chartered-in vessels are recognised as right-of-use assets.

The Group has firm charters in place up till 2026 for these vessels. The current and next average purchase option price are as follows:

USD’000	Current average purchase option price[1]	Next average purchase option price
LR1	40,333	39,833
MR	30,626	30,243

The time chartered-in days and average time charter rates for these vessels are as follows:

	2025	2026
TC in (Days)[2]
LR1 (with purchase option)	730	425
MR (with purchase option)	2,156	665

Average TC in rate (USD/Day)
LR1 (with purchase option)	19,247	19,450
MR (with purchase option)	16,485	16,660

[1] The purchase option price decreases by a fixed amount per year, or on a pro-rata basis based on individual contract terms. Prior notice period of three to four months are required before exercise of options. The value of the purchase options amount to USD 52 million as at the end of the current reporting period.
[2] Based on firm charter period and does not include optional periods exercisable by Hafnia.